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                                                                     EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report dated October 18, 1996 included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 2-77846, No. 2-81123, No. 2-95446, No. 33-12633, No. 33-27885, No. 33-45432, No. 0-10824, No.
03-361191, and No. 333-15935


                                          /s/ Arthur Andersen LLP
                                          --------------------------------
                                          Arthur Andersen LLP


Boston, Massachusetts
November 27, 1996